                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 2001



                          DUKE-WEEKS REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


               Indiana                    1-9044                35-1740409
      (State or jurisdiction of         (Commission          (I.R.S. Employer
   incorporation or organization)       File Number)        Identification No.)


            600 EAST 96TH STREET, SUITE 100
                 INDIANAPOLIS, INDIANA                             46240
       (Address of principal executive offices)                 (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 808-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant and Duke-Weeks Realty Limited Partnership, file no. 333-37920, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


Exhibit
Number          Exhibit
-------         -------
  1.1           Underwriting Agreement dated January 29, 1999.

  1.2           Terms Agreement dated January 29, 1999.

  3             Form of Designating Amendment to the Second Amended and Restated
                Articles of Incorporation of Duke-Weeks Realty Corporation establishing the terms of the 8.45% Series I Cumulative Redeemable
                Preferred Stock.

  4 Deposit Agreement dated as of January 29, 1999, by and between Duke-Weeks Realty Corporation and American Stock Transfer & Trust
                Co. (which includes as an exhibit the form of depositary receipt).

  5             Opinion of Bose McKinney & Evans LLP, including consent.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE-WEEKS REALTY CORPORATION



Date: January 30, 2001                 By: /s/ Michael D. Pitts
                                           -------------------------
                                           Michael D. Pitts
                                           Vice President - Controller


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